UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 26, 2008

CHINA SHUANGJI CEMENT, LTD.

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(Exact Name of small business issuer as specified in its charter)

Delaware                      000-52440                        95-3542340
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(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE 19904

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(Address of principal executive offices)

(914) 949-9188

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(Registrant's telephone number, including area code)

n/a
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

SUMMARY

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director and Principal Executive Officer.

Gopal Sahota, a director of China Shuangji Cement Ltd. (the “Company”) resigned as director of the Company effective as of February 26, 2008.  Jun Song, a director of the Company resigned as Vice President.

Appointment of Certain Officers.

The Board of Directors of the Company appointed the following officer effective as of February 26, 2008: Jun Song, our director was appointed Chief Executive Officer.  Jun Song is the son of Wenji Song our Chairman and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Shuangji Cement Ltd.

By: /s/

Wenji Song

      Wenji Song

      Chairman

Date: February 28, 2008